The IPO Plus
                                Aftermarket Fund
 ................................................................................
Dear Shareholder:

We are pleased to report that for the six months ended March 31, 2000, the IPO Plus Aftermarket Fund produced a total return of +99.5%, as compared with 26.8% for the Russell 2000.

The IPO Fund's good six-month performance was the result of investing in several strong areas of the new economy, including internet infrastructure, wireless data, and genomics. In the Internet infrastructure sector, the IPO Fund saw high returns from optical switch provider Sycamore Networks and optical components maker E-Tek Dynamics. In the wireless data area the IPO Fund benefited from holding wireless systems integrator Aether Systems and wireless operating software vendor Phone.com. In the biotechnology sector, the completion of human genome mapping and the increase in gene therapy research helped our investments in the leading biotech drug discovery and pharmaceutical giant Genentech and protein research kit provider Invitrogen.


In addition to targeting leading companies in strong industries, we added to the IPO Fund's short positions to hedge the IPO Fund's portfolio during market downturns. Because we research every IPO, we are able to identify the lowest rated IPOs, such as consumer internet portals with high losses, and successfully profit from shorting them.

While the Fund's six-month return is high, since mid-March the IPO Fund, as well as the equity market in general, has experienced a large correction. Investors looking for growth opportunities had bid up new economy stocks to high levels. Facing concerns over high interest rates and a larger choice of companies being funded in these new fields, investors are causing a shakeout as they separate the leaders from the laggards.

The IPO Plus Aftermarket Fund is now in its third year of operation. The IPO Fund contains a carefully selected portfolio of the leading new economy stocks. We use our fundamental research to find these stocks and we expect them to benefit as the market recovers.

Sincerely,


Renaissance Capital
May 15, 2000


                           PORTFOLIO OF INVESTMENTS

 ................................................................................
                                 March 31, 2000
                                  (unaudited)



                                                     Shares           Value

Common Stock (83.1%)
Business Services (3.4%)

Aether Systems, Inc.*                                20,000    $  3,630,000
Corporate Executive Board Co.*                        4,000         203,000
School Specialty, Inc.*                              20,100         432,150
Tenfold Corp.*                                       26,000       1,573,000
                                                            ---------------
                                                            ---------------
                                                                  5,838,150

Computer Equipment (2.1%)

Palm, Inc.*                                          81,000       3,634,875
                                                            ---------------

Electronic Components / Semiconductor
    Manufacturing (2.3%)

Infineon Technologies AG ADR*                        60,000       3,446,250
Intersil Holding Corp.*                               3,170         163,849
ST Assembly Test Services Ltd.*                      10,000         485,000
                                                            ---------------
                                                            ---------------
                                                                  4,095,099

Financial (1.9%)

E*Trade Group, Inc.*                                100,000       3,012,500
Gabelli Asset Management, Inc.*                      13,000         222,625
                                                            ---------------
                                                            ---------------
                                                                  3,235,125

Health Care (8.2%)

Caliper Technologies Corp.*                          40,000       3,235,000
Diversa Corp.*                                       27,500       1,292,500
Genentech, Inc.*                                     45,000       6,840,000
Invitrogen Corp.*                                    50,000       2,903,125
                                                            ---------------
                                                                 14,270,625

                           PORTFOLIO OF INVESTMENTS

       .........................................................................
                                 (Continued)



Internet - Infrastructure (12.5%)                    Shares           Value
                                                     ------           -----
724 Solutions, Inc.*                                 20,000               $
                                                                  2,490,000

Brocade Communications System, Inc.*                 30,000       5,379,375
Cacheflow, Inc.*                                     30,000       3,555,000
Foundry Networks, Inc.*                              30,000       4,312,500
Redback Networks, Inc.*                              20,000       5,998,750
                                                            ---------------
                                                            ---------------
                                                                 21,735,625

Internet - Retail (0.4%)

Lastminute.com plc ADR*                              40,100         766,913
                                                            ---------------

Internet - Services (10.4%)

Avenue A, Inc.*                                      40,000       1,220,000
Exodus Communications, Inc.*                         10,000       1,405,000
FreeMarkets, Inc.*                                   10,150       1,228,150
HearMe*                                              40,000       1,010,000
HomeStore.com, Inc.*                                 45,100       2,198,625
Internet Initiative Japan, Inc., ADR*                55,000       3,836,250
Korea Thrunet Co., Ltd., Class A*                    80,000       3,095,000
Lante Corp.*                                            500          15,188
Mediaplex, Inc.*                                     10,000         520,000
NaviSite, Inc.*                                       5,000         608,750
NetCreations, Inc.*                                  15,000         637,500
Preview Systems, Inc.*                               15,000         709,688
Universal Access, Inc.*                              50,000       1,675,000
                                                            ---------------
                                                                 18,159,151

                    PORTFOLIO OF INVESTMENTS
     ...........................................................................
                           (Continued)


Internet - Software (13.6%)                          Shares           Value
                                                     ------           -----
Active Software, Inc.*                               25,000    $  1,590,234
Allaire Corp.*                                       40,000       3,025,000
Ariba, Inc.*                                         15,000       3,144,375
Centra Software, Inc.*                               20,000         420,000
E.piphany, Inc.*                                     15,000       2,003,437
Intertrust Technologies Corp.*                          500          21,250
Niku Corp.*                                          35,000       1,655,937
Phone.com,  Inc.*                                    30,000       4,893,750
Quest Software, Inc.*                                30,000       3,382,500
RADVision Ltd.*                                      20,000       1,047,500
TIBCO Software, Inc.*                                30,000       2,445,000
Vitria Technology, Inc.*                                400          40,325
                                                            ---------------
                                                            ---------------
                                                                 23,669,308

Leisure (4.7%)

Fox Entertainment Group, Inc., Class A*              24,500         733,469
Martha Stewart Living Omnimedia, Inc., Class A       67,100       1,811,700
Radio One, Inc.*                                     63,000       4,197,375
Spanish Broadcasting System, Inc., Class A*          25,000         586,328
World Wrestling Federation Entertainment,            50,000         886,719
Inc.*
                                                            ---------------
                                                            ---------------
                                                                  8,215,591

Telecom Equipment (14.3%)

Avanex Corp.*                                        30,000       4,552,500
E-Tek Dynamics, Inc.*                                15,000       3,528,750
Extreme Networks, Inc.*                              25,000       1,975,000
Finisar Corp.*                                       40,000       5,860,625
Kana Communications, Inc.*                           25,000       1,700,000
Sycamore Networks, Inc.*                             57,000       7,353,000
                                                            ---------------
                                                                 24,969,875

                         PORTFOLIO OF INVESTMENTS
     ...........................................................................
                               (Continued)


Telecom Services (9.3%)                              Shares           Value
                                                     ------           -----
Adelphia Business Solutions, Inc.*                   15,000     $   924,375
American Tower Corp., Class A*                       65,000       3,209,375
Covad Communications Group, Inc.*                    55,000       3,987,500
Cypress Communications, Inc.*                       100,000       2,450,000
GT Group Telecom, Class B*                           70,500       1,471,688
KPNQWest N.V. Class C*                               20,000       1,085,000
Triton PCS Holdings, Inc., Class A*                  10,100         603,475
United Pan-Europe Communications NV ADR*             51,000       2,527,687
                                                            ---------------
                                                                 16,259,100

Total Common Stocks (Cost $126,969,437)                         144,849,437
                                                            ---------------

                                                       Face
                                                       Amount         Value

U.S. Government Securities (12.2%)
U.S. Treasury Bill due 04/20/00                 $ 2,474,000     $ 2,467,107
U.S. Treasury Bill due 04/27/00                   2,535,000       2,525,182
U.S. Treasury Bill due 05/04/00                   2,625,000       2,611,935
U.S. Treasury Bill due 05/11/00                   6,348,000       6,309,538
U.S. Treasury Bill due 06/01/00                   2,074,000       2,054,660
U.S. Treasury Bill due 06/08/00                   4,087,000       4,044,140
U.S. Treasury Bill due 06/22/00                   1,192,000       1,176,901

Total U.S. Government Securities (Cost $21,186,646)              21,189,463
Total Investments (95.3%) (Cost $148,156,083) (a)               166,038,900
Total Short Sales (-8.8%) (Proceeds $16,301,769)               (15,395,550)
Other Assets and Liabilities (Net) (13.5%)                       23,654,208
                                                            ----------------
Net Assets (100.0%)                                           $ 174,297,558
                                                            ================

                      PORTFOLIO OF INVESTMENTS
    .........................................................................
                            (Continued)


Schedule of Short Sales (-8.8%)                        Shares            Value
Alloy Online, Inc.                                     34,400       $  574,050
Buy.com                                                50,000          487,500
Caldera Systems                                        67,500        1,586,250
ebookers.com, plc                                      41,600        1,040,000
Edison Schools, Inc.                                   30,000          588,750
eMerge Interactive, Inc.                               25,000          753,125
GigaMedia Ltd                                          25,000        1,356,250
HeadHunter.Net, Inc.                                   20,000          361,250
I-CABLE Communications Ltd                             20,000          305,000
Interactive Investors International plc                   500           18,250
Interep National Radio Sales, Inc., Class A            20,000          133,750
Loislaw.com, Inc.                                      46,000          882,625
Loudeye Technologies, Inc.                             15,000        $ 523,125
Riverdeep Group, plc                                   40,000        1,612,500
Skillsoft Corp.                                        50,000        1,453,125
Savvis Communications Corp                             50,000          881,250
Somera Communications, Inc.                            25,000          303,125
TiVo, Inc.                                             15,000          519,375
Webvan Group, Inc.                                     40,000          307,500
WorldQuest Networks, Inc.                              40,000          990,000
Xcare.net, Inc.                                        50,000          718,750
                                                              -----------------
(Proceeds $16,301,770)                                             $15,395,550
                                                              =================

*         Non-income producing
ADR  American depository receipt
(a) The cost for federal income tax purposes was $148,156,083. At March 31, 2000, net unrealized appreciation for all securities (excluding securities sold short ) based on tax cost was $17,882,817. This consists of aggregate gross unrealized appreciation for all securities of $34,248,889 and aggregate gross unrealized depreciation for all securities of $16,366,072.

                            Financial Highlights

 ...........................................................................
               For a Share Outstanding Throughout the Period

                                   Six Months                   December 19,
                                      Ended                        1997 +
                                    March 31,                      Through
                                      2000                        September
                                   (unaudited)                    30, 1998
                                                  Year Ended
                                                   September
                                                   30, 1999
                                  -------------- -------------- --------------
Net Asset Value, Beginning of Period     $18.58        $11.19     $12.50
                                  -------------- -------------- --------------

Income From Investment Operations
Net Investment Loss                      (0.03)         (0.16)     (0.08)
Net Realized and Unrealized
Gain / Loss
                                          18.52           7.55     (1.23)
                                  -------------- -------------- --------------

Total from Investment Operations          18.49           7.39     (1.31)
                                  -------------- -------------- --------------

Net Asset Value, End of Period           $37.07         $18.58     $11.19
                                  ============== ============== ==============

Total  Return                          99.52%**         66.04%     (10.48)%**

Ratios and Supplement Data

Net Assets, End of Period
    (Thousands)                        $174,298        $15,422     $7,288

Ratio of Expenses to Average
    Net Assets                           2.50%*          2.50%     2.50%*

Ratio of Net Investment Loss to
    Average Net Assets                 (0.38)%*        (1.17)%   (0.96)%*

Ratio of Expenses to Average Net
    Assets (excluding waivers)
                                        2.53%*          3.41%      4.45%*
Ratio of Net Investment Loss to
    Average Net Assets (excluding
    waivers)                          (0.41)%*        (2.08)%    (2.99)%*

Portfolio Turnover Rate                 20.37%        145.78%     71.26%


+     Commencement of Operations
*    Annualized
**  Not Annualized

                      See Notes to Financial Statements


                     Statement of Assets and Liabilities

 ................................................................................




 .
                        March 31, 2000 (unaudited)

Assets

Investment Securities, at Value, (cost  $148,156,083)
                                                                 $166,038,900

Cash

                                                                       62,358

Deposits with Brokers for Securities Sold Short

                                                                   23,406,079

Receivable for Investments Sold

                                                                    2,925,815

Receivable for Portfolio Shares Sold

                                                                    1,081,586

Organizational Costs--Note A

                                                                       62,726

Other Assets                                                              875
                                                           ------------------
Total Assets                                                      193,578,339

Liabilities

Securities Sold Short, at Value (proceeds $16,301,769)
                                                                   15,395,550

Payable for Portfolio Shares Redeemed

                                                                    1,744,469

Payable for Investments Purchased                                   1,623,909
Payable for Advisory Fee - Note B                                     280,543
Payable for Distribution Fees--Note D

                                                                       83,407

Payable for Administrative Fees - Note C                               62,010
Payable for Shareholder Services Fees--Note D
                                                                       41,036

Accrued Expenses                                                       49,857
                                                           ------------------
Total Liabilities                                                  19,280,781

Net Assets                                                       $174,297,558
                                                                 ============

Net Assets Consist of:

Paid in Capital

                                                                 $152,031,336

Accumulated Net Investment Loss                                     (154,596)
Accumulated Net Realized Gain on Investments
                                                                    3,631,782

Net Unrealized Appreciation on:
        Investment Securities                                      17,882,817
        Short Sales                                                   906,219
                                                           ------------------
        Net Assets                                               $174,297,558

Net Asset Value, Offering and Redemption Price per Share ($174,297,558 / 4,702,386 shares of beneficial interest, without par value, unlimited

       number of shares authorized)                                    $37.07
                                                           ==================

                        See Notes to Financial Statements

                             Statement of Operations
                      ..........................................................
               For the Six Months Ended March 31, 2000 (unaudited)

Investment Income

Interest                                                                $418,084
Other Income                                                             444,515
                                                                    ------------
Total Investment Income                                                  862,599

Expenses

Investment Adviser -- Note B

Basic Fees                                                 $672,911
     Less: Fees Waived                                      (8,580)      664,331
                                                            -------
Administrative Fee -- Note C                                              69,223
Legal                                                                     14,560
Distributions Fee --Note D                                               101,769
Shareholder Services Fees--Note D                                        101,769
Amortization of Organizational Costs - Note A                             11,593
Federal and State Registration                                            18,205
Shareholder Reports                                                        8,150
Auditing                                                                   4,371
Trustees' Fees --- Note E

     Basic Fees                                               3,250
     Less: Fees Waived                                      (3,250)            -
                                                           ---------
Custody Fees                                                               3,188
Other Expenses                                                            20,036
                                                                    ------------
Net Expenses                                                           1,017,195

Net Investment Loss                                                    (154,596)
                                                                    ------------

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on:

    Investment Securities                                              1,805,360
    Short Sales                                                          970,158
                                                                    ------------
Net Realized Gain on Investments                                       2,775,518
Net Change in Unrealized Appreciation during the period on:
   Investment Securities

                                                                      16,848,652

   Short Sales                                                           762,442
                                                                    ------------
Net Unrealized Appreciation on Investments                            17,611,094
                                                                    ------------
Net Realized and Unrealized Gain on Investments                       20,386,612

Net Increase in Net Assets Resulting from Operations                 $20,232,016
                                                                    ============

                      See Notes to Financial Statements

                     Statement of Changes in Net Assets
                     ...........................................................

                                           Six Months Ended           Year
                                            March 31, 2000            Ended

                                              (unaudited)     September 30, 1999
                                               ---------      ------------------

Increase in Net Assets from Operations

Net Investment Loss                            $ (154,596)       $  (135,273)
Net Realized Gain from Investments               2,775,518          1,012,584
Net Unrealized Appreciation
   on Investments                               17,611,094          3,583,467
                                       --------------------  ----------------
Net Increase in Net Assets

   Resulting from Operations                    20,232,016          4,460,778
                                       --------------------  ----------------

Fund Share Transactions

Proceeds from Shares Sold                      171,285,497          9,922,133
Cost of Shares Redeemed                       (32,641,556)        (6,249,024)
                                       --------------------  ----------------
Net Increase from Fund Share Transactions      138,643,941          3,673,109

Total Increase in Net Assets                   158,875,957          8,133,887
                                       --------------------  ----------------

Net Assets

Beginning of Period                             15,421,601          7,287,714
                                       --------------------  ----------------
End of Period                                 $174,297,558        $15,421,601
                                       ====================  ================

Increase in Fund Shares Issued

Number of Shares Sold                            4,806,883            553,443
Number of Shares Redeemed                        (934,452)          (374,789)
                                       --------------------
                                                             ----------------
Net Increase in Fund Shares                      3,872,431            178,654
                                       ====================  ================










                    See Notes to Financial Statements

                     Notes to Financial Statements

                                                    ............................
                           March 31, 2000 (unaudited)

The IPO Plus Aftermarket Fund ("IPO Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO Fund.

The investment objective of the IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are followed by the IPO Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were not transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

4. REPURCHASE AGREEMENTS: The IPO Fund may enter into repurchase agreements. Under the terms of a repurchase agreement, the IPO Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the IPO Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the IPO Fund was delayed pending court action.

                          Notes to Financial Statements
                                                    ............................
                                   (continued)

5. ORGANIZATIONAL COSTS: Costs incurred by the IPO Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

6. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital Corporation ("Renaissance Capital"), a registered investment adviser, the IPO Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO Fund in order to limit Total Fund Operating Expenses to 2.50%. During the six months ended March 31, 2000, Renaissance Capital deferred fees of $8,580. These deferrals are subject to later recapture by the Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $212,009. In addition, the IPO Fund recouped previously deferred fees totaling $62,349 during the six months ended March 31, 2000. This amount has been included with current annual advisory fees in the Statement of Operations. The effective management fee annual rate for the six months ended March 31, 2000, including current-year accrued fees and recoupement of prior-year deferrals, but not including the effect of current-year deferrals or expense absorptions is 1.65%.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), Chase Global Funds Services Company (the "Administrator"), generally supervises certain operations of the IPO Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a maximum annual fee of 0.17%, computed daily and payable monthly as a percent of assets under management.

D. SHAREHOLDER SERVICES: The IPO Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short term investing, the IPO Fund charges a 2% fee on such redemption of shares held less than 90 days. Such fees amounted to $444.515 for the six months ending March 31, 2000, representing 1.09% of average net assets.

E. TRUSTEES' FEES: Beginning January 1, 2000, Trustees fees are $6,000 per year plus $1,000 for each meeting attended. Prior to that date, the Trustees had agreed to waive their fees.

F. PURCHASES AND SALES: For the six months ended March 31, 2000, the IPO Fund made purchases of approximately $128,857,182 and sales of approximately $14,567,753 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.